Exhibit h xxii

USAA Transfer Agency Company
9800 Fredericksburg Road
San Antonio, TX  78288

Gentlemen:

Pursuant to Section 1(b) of the Amended and Restated Transfer Agency Agreement dated as of May 1, 2012, between USAA Mutual Funds Trust (the Trust), formerly known as USAA State Tax-Free Trust, and USAA Transfer Agency Company d/b/a Shareholder Account Services, (the Transfer Agent) please be advised that the Trust has established two new series (New Funds) and five new classes of its shares (New Classes) as set forth below:

_________________________________

USAA Target Managed Allocation Fund
USAA Global Equity Income Fund Shares
USAA Global Equity Income Fund Institutional Shares
USAA Capital Growth Fund Institutional Shares
USAA Growth & Income Fund Institutional Shares
USAA Government Securities Fund Institutional Shares
USAA World Growth Fund Institutional Shares
_________________________________

Please be further advised that the Trust desires to retain the Transfer Agent to render transfer agency services under the Transfer Agency Agreement to the New Funds and New Classes in accordance with the fee schedule attached hereto as Exhibit A.

Please state below whether you are willing to render such services in accordance with the fee schedule attached hereto as Exhibit A.

                                                                                     USAA MUTUAL FUNDS TRUST

Attest:___________________________            By:_________________________
           James G. Whetzel                                                 Daniel S. McNamara
           Secretary                                                               President

Dated:  August 7, 2015

We are willing to render services to the New Funds and New Classes in accordance with the fee schedule attached hereto as Exhibit A.

                                                                                     USAA TRANSFER AGENCY COMPANY

Attest:_____________________________       By:_____________________________
            James G. Whetzel                                               Terri Luensmann
            Secretary                                                              Vice President

Dated:  August 7, 2015

Exhibit A

USAA Transfer Agency Company

Fee Information for Services as
Plan, Transfer, and Dividend Disbursing Agent

USAA MUTUAL FUNDS TRUST
_____________________________________________________
Annual Maintenance Charges - The annual maintenance charge for the following Funds includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. SAS will charge for each open and funded account as determined in SAS's sole discretion from the month the account is opened through January of the year following the year all funds are redeemed from the account.

USAA Global Equity Income Fund Shares                                                                                                   $23.00

Annual Transfer Agency Fee - The annual fee for the following includes the processing of all transactions and correspondence. The fee is calculated on average daily net assets at the rates noted below and are accrued daily and paid monthly.

  USAA Target Managed Allocation Fund                                                                                                   0.05%
  USAA Global Equity Income Fund Institutional Shares                                                                              0.10%
  USAA Capital Growth Fund Institutional Shares                                                                                        0.10%
  USAA Growth & Income Fund Institutional Shares                                                                                   0.10%
  USAA Government Securities Fund Institutional Shares                                                                             0.10%
  USAA World Growth Fund Institutional Shares                                                                                         0.10%

USAA MUTUAL FUNDS TRUST                                                                    USAA TRANSFER AGENCY COMPANY

By:________________________                                                                 By:___________________________
       Daniel S. McNamara                                                                                         Terri Luensmann
       President                                                                                                            Vice President

Dated: August 7, 2015                                                                                    Dated:  August 7, 2015

Exhibit h ( xxiii)

USAA Asset Management Company
9800 Fredericksburg Road
San Antonio, TX  78288

Gentlemen:

Pursuant to paragraph 1(b) of the Administration and Servicing Agreement, dated as of August 1, 2001, between USAA Mutual Funds Trust (the Trust) and USAA Investment Management Company, as amended and transferred to USAA Asset Management Company (the Administrator) pursuant to the Transfer and Assumption Agreement dated December 31, 2011 (Administration and Servicing Agreement), please be advised that the Trust has established two new series of its shares (New Funds) and four New Classes (New Classes) of its shares as set forth below, and please be further advised that the Trust desires to retain the Administrator to render administration and shareholder servicing services under the Administration and Servicing Agreement to the New Funds and New Classes of shares at the fees stated below:

USAA Target Managed Allocation Fund                                                                                                0.00%
USAA Global Equity Income Fund Shares                                                                                              0.15%
USAA Global Equity Fund Institutional Shares                                                                                     0.10%
USAA Growth & Income Fund Institutional Shares                                                                              0.10%
USAA Capital Growth Fund Institutional Shares                                                                                   0.10%
USAA Government Securities Fund Institutional Shares                                                                      0.10%
USAA World Growth Fund Institutional Shares                                                                                     0.10%

In addition, revised Exhibit A to the Administration and Servicing Agreement reflecting the addition of the New Funds and New Classes to the Administration and Servicing Agreement is attached hereto as Exhibit A and is hereby approved.

Please state below whether you are willing to render such services at the fees stated above.

                                                                                     USAA MUTUAL FUNDS TRUST

Attest:_______________________                     By:_____________________
           James G. Whetzel                                                Daniel S. McNamara
           Secretary                                                              President

Dated:   August 7, 2015

We are willing to render services to the New Funds and New Classes at the fees stated above. In addition, we approve Exhibit A hereto as revised Exhibit A to the Administration and Servicing Agreement.

                                                                                     USAA ASSET MANAGEMENT COMPANY

Attest:_________________________                 By:_________________________
            James G. Whetzel                                                Brooks Englehardt
            Secretary                                                              President

Dated:  August 7, 2015

EXHIBIT A - LISTING OF FUNDS AND FEES

Aggressive Growth Fund	0.25%
Aggressive Growth Fund – Institutional Shares	0.10%
Capital Growth Fund	0.15%
Capital Growth Fund – Institutional Shares	0.10%
California Bond Fund	0.15%
California Money Market Fund	0.10%
Cornerstone Conservative Fund	0.00%
Cornerstone Moderately Conservative Fund	0.15%
Cornerstone Moderate Fund	0.15%
Cornerstone Moderately Aggressive Fund	0.15%
Cornerstone Aggressive Fund	0.15%
Cornerstone Equity Fund	0.00%
Emerging Markets Fund	0.15%
Emerging Markets Fund – Institutional Shares	0.10%
Extended Market Index Fund	0.25%*
First Start Growth Fund	0.15%
Flexible Income Fund	0.15%
Flexible Income Fund – Institutional Shares	0.10%
Global Equity Income Fund	0.15%
Global Equity Income Fund – Institutional Shares	0.10%
Global Managed Volatility Fund	0.15%
Global Managed Volatility Fund – Institutional Shares	0.05%
Government Securities Fund	0.15%
Government Securities Fund – Institutional Shares	0.10%
Growth & Income Fund	0.15%
Growth & Income Fund – Institutional Shares	0.10%
Growth and Tax Strategy Fund	0.15%
Growth Fund	0.15%
Growth Fund – Institutional Shares	0.10%
High Income Fund	0.15%
High Income Fund – Institutional Shares	0.10%
Income Stock Fund	0.15%
Income Stock Fund – Institutional Shares	0.10%
Income Fund	0.15%
Income Fund – Institutional Shares	0.10%
Intermediate-Term Bond Fund	0.15%
Intermediate-Term Bond Fund – Institutional Shares	0.10%
International Fund	0.15%
International Fund – Institutional Shares	0.10%
Managed Allocation Fund	0.05%
Money Market Fund	0.10%
Nasdaq-100 Index Fund	0.15%

New York Bond Fund	0.15%
New York Money Market Fund	0.10%
Precious Metals and Minerals Fund	0.15%
Precious Metals and Minerals Fund – Institutional Shares	0.10%
Real Return Fund	0.15%
Real Return Fund – Institutional Shares	0.10%
S&P 500 Index Fund	0.06%
Science & Technology Fund	0.15%
Short-Term Bond Fund	0.15%
Short-Term Bond Fund – Institutional Shares	0.10%
Small Cap Stock Fund	0.15%
Small Cap Stock Fund – Institutional Shares	0.10%
Target Managed Allocation Fund	0.00%
Target Retirement Income Fund	0.00%
Target Retirement 2020 Fund	0.00%
Target Retirement 2030 Fund	0.00%
Target Retirement 2040 Fund	0.00%
Target Retirement 2050 Fund	0.00%
Target Retirement 2060 Fund	0.00%
Tax Exempt Intermediate-Term Fund	0.15%
Tax Exempt Long-Term Fund	0.15%
Tax Exempt Money Market Fund	0.10%
Tax Exempt Short-Term Fund	0.15%
Treasury Money Market Trust	0.10%
Total Return Strategy Fund	0.15%
Total Return Strategy Fund – Institutional Shares	0.10%
Ultra Short-Term Bond Fund	0.15%
Ultra Short-Term Bond Fund – Institutional Shares	0.10%
Value Fund	0.15%
Value Fund – Institutional Shares	0.10%
Virginia Bond Fund	0.15%
Virginia Money Market Fund	0.10%
World Growth Fund	0.15%
World Growth Fund – Institutional Shares	0.10%

* The fee is computed daily and paid monthly, at an annual rate equal to 0.25%, and up to 0.10% of this fee shall be paid to BlackRock Advisers for subadministrative services.

     (a) The Trust shall pay AMCO a fee for each Fund, payable monthly in arrears, computed as a percentage of the average net assets of the Fund for such month at the rate set forth in this Exhibit.

     (b) The "average net assets" of the Fund for any month shall be equal to the quotient produced by dividing (i) the sum of the net assets of such Fund, determined in accordance with procedures established from time to time by or under the direction of the Board of Trustees of the Trust, for each calendar day of such month, by (ii) the number of such days.

Exhibit h (xxiv)

SCHEDULE A TO FACILITY AGREEMENT LETTER

FUNDS FOR WHOSE BENEFIT LOANS CAN BE BORROWED
UNDER FACILITY AGREEMENT LETTER AND BORROWING LIMIT

Borrower	Funds*	Maximum Percent of the Total Assets Which Can Be Borrowed Under Facility Agreement With CapCo

USAA Mutual Funds Trust	USAA Aggressive Growth	5% of Total Assets
	USAA Growth & Income	"
	USAA Income Stock	"
	USAA Short-Term Bond	"
	USAA Money Market	"
	USAA Growth	"
	USAA Income	"
	USAA S&P 500 Index	"
	USAA Science & Technology	"
	USAA First Start Growth	"
	USAA High Income	"
	USAA Intermediate-Term Bond	"
	USAA Small Cap Stock	"
	USAA Extended Market Index	"
	USAA Nasdaq-100 Index	"
	USAA Capital Growth	"
	USAA Value	"
	USAA Cornerstone Moderately Aggressive	"
	USAA Precious Metals and Minerals	"
	USAA International	"
	USAA World Growth	"
	USAA Government Securities	"
	USAA Treasury Money Market Trust	"
	USAA Emerging Markets	"
	USAA Growth and Tax Strategy	"
	USAA Cornerstone Moderate	"
	USAA Cornerstone Conservative	"
	USAA Cornerstone Moderately Conservative	"
	USAA Cornerstone Aggressive	"
	USAA Cornerstone Equity	"
	USAA Total Return Strategy	"
	USAA Target Managed Allocation	"
	USAA Global Equity Income	"
	USAA Target Retirement 2020	"
	USAA Target Retirement 2030	"
	USAA Target Retirement 2040	"
	USAA Target Retirement 2050	"
	USAA Target Retirement 2060	"
	USAA Target Retirement Income	"
	USAA Global Managed Volatility	"
	USAA Managed Allocation	"
	USAA Ultra Short-Term Bond	"

USAA Real Return	"
USAA Flexible Income	"
USAA Tax Exempt Long-Term	"
USAA Tax Exempt Intermediate-Term	"
USAA Tax Exempt Short-Term	"
USAA Tax Exempt Money Market	"
USAA California Bond	"
USAA California Money Market	"
USAA New York Bond	"
USAA New York Money Market	"
USAA Virginia Bond	"
USAA Virginia Money Market	"

*includes all share classes

Schedule A
Amended August 7, 2015

EXHIBIT B

EXHIBIT B TO FACILITY AGREEMENT LETTER

        BORROWER INFORMATION SHEET

USAA MUTUAL FUNDS TRUST	(BORROWER)

ADDRESS FOR NOTICES AND OTHER COMMUNICATIONS TO THE BORROWER:

9800 Fredericksburg Road
San Antonio, Texas 78288 (for Federal Express, 78240)

Attention:             R. Matthew Freund
Senior Vice President, Investment Portfolio Management
USAA Asset Management Company
Telephone:          (210) 498-7405
Cell phone:          (210) 913-7405
Fax:                      (210) 498-6707
e-mail:                 matthew.freund@usaa.com

Attention:             John P. Toohey
Vice President, Equity Investments
USAA Asset Management Company
Telephone:           (210) 498-0494
Fax:                       (210) 498-4831
e-mail:                  john.toohey@usaa.com

Attention:             Roberto Galindo, Jr.
Assistant Vice President
Portfolio Accounting & Financial Administration
USAA Asset Management Company
Telephone:           (210) 498-7261
Cell phone:          (210) 913-7261
Fax:                       (210) 498-7819
e-mail:                  bob.galindo@usaa.com

ADDRESS FOR BORROWING AND PAYMENTS:

9800 Fredericksburg Road
San Antonio, Texas 78288 (for Federal Express, 78240)

Attention:              Roberto Galindo, Jr.
Assistant Vice President
Portfolio Accounting & Financial Administration
USAA Asset Management Company
Telephone:           (210) 498-7261
Fax:                        (210) 498-7819
e-mail:                   bob.galindo@usaa.com

INSTRUCTIONS FOR PAYMENTS TO BORROWER:

WE PAY VIA:      X    FED FUNDS                                                                 _____CHIPS
Exhibit B

TO:           (PLEASE PLACE BANK NAME, CORRESPONDENT NAME (IF APPLICABLE), CHIPS AND/OR FED FUNDS ACCOUNT NUMBER BELOW)

USAA MUTUAL FUNDS TRUST

State Street Bank and Trust Company, Boston, Massachusetts

ABA #011000028

USAA Aggressive Growth Fund	Acct.# 6938-502-9

USAA Growth & Income Fund	Acct.# 0022-334-7

USAA Income Stock Fund	Acct.# 0018-780-7

USAA Short-Term Bond Fund	Acct.# 6938-517-7

USAA Money Market Fund	Acct.# 6938-498-0

USAA Growth Fund	Acct.# 6938-827-0

USAA Income Fund	Acct.# 6938-494-9

USAA Science & Technology Fund	Acct.# 6938-515-1

USAA First Start Growth Fund	Acct.# 0020-571-6

USAA High- Income Fund	Acct.# 6938-576-3

USAA Intermediate-Term Bond Fund	Acct.# 6938-577-1

USAA Small Cap Stock Fund	Acct.# 0005-523-5

USAA Nasdaq-100 Index Fund	Acct.# 6938-794-2

USAA Capital Growth Fund	Acct.# 6938-796-7

USAA Value Fund	Acct.# 6938-799-1

USAA Cornerstone Moderately Aggressive Fund	Acct.# 6938-814-8

USAA Precious Metals and Minerals Fund	Acct.# 6938-488-1

USAA International Fund	Acct.# 6938-497-2

USAA World Growth Fund	Acct.# 6938-504-5

USAA Government Securities Fund	Acct.# 6938-486-5

USAA Treasury Money Market Trust	Acct.# 6938-493-1

USAA Emerging Markets Fund	Acct.# 6938-501-1

USAA Growth and Tax Strategy Fund	Acct.# 6938-820-5

USAA Cornerstone Moderate Fund	Acct.# 6938-825-4

USAA Cornerstone Conservative Fund	Acct.# 1018-671-6

USAA Cornerstone Moderately Conservative Fund	Acct.# 1018-677-3

USAA Cornerstone Aggressive Fund	Acct.# 1018-666-6

USAA Cornerstone Equity Fund	Acct.# 1018-672-4

USAA Total Return Strategy Fund	Acct.# 0015-342-9

USAA Tax Exempt Long-Term Fund	Acct.# 6938-492-3

USAA Tax Exempt Intermediate-Term Fund	Acct.# 6938-496-4

USAA Tax Exempt Short-Term Fund	Acct.# 6938-500-3

USAA Tax Exempt Money Market Fund	Acct.# 6938-514-4

USAA California Bond Fund	Acct.# 6938-489-9

USAA California Money Market Fund	Acct.# 6938-491-5

USAA New York Bond Fund	Acct.# 6938-503-7

USAA New York Money Market Fund	Acct.# 6938-511-0

USAA Virginia Bond Fund	Acct.# 6938-512-8

USAA Virginia Money Market Fund	Acct.# 6938-513-6

USAA Target Managed Allocation Fund	Acct. #

USAA Target Retirement Income Fund	Acct.# 0044-953-8

USAA Target Retirement 2020 Fund	Acct.# 0044-954-6

USAA Target Retirement 2030 Fund	Acct.# 0044-955-3

USAA Target Retirement 2040 Fund	Acct.# 0044-956-1

USAA Target Retirement 2050 Fund	Acct.# 0044-957-9

USAA Target Retirement 2060 Fund	Acct.#

USAA Global Equity Income Fund	Acct. #

USAA Global Managed Volatility Fund	Acct.# 0044-958-7

USAA Managed Allocation Fund	Acct.# 0057-239-6

USAA Ultra Short-Term Bond Fund	Acct.# 1006-303-0

USAA Real Return Fund	Acct.# 1006-304-8

USAA Flexible Income Fund	Acct.#

Northern Trust Company, Chicago, Illinois

ABA #071000152

USAA S&P 500 Index Fund-Member Shares	Acct.# 800138-20

J P Morgan Chase Bank, New York, NY

ABA #021000021

USAA Extended Market Index Fund	Acct.# P83544

                                                                           Exhibit  B
                                                                      Amended August 7, 2015